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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 8-K, into the Company's previously filed Registration Statements, File Nos. 333-68618, 333-49144, 333-31894, 333-88755, 333-80745, 333-37683, 333-66490, 333-59148, 333-31890, 333-95099,
333-74779, 333-51259, 333-48895, 333-36791, 333-36749, 333-22971, 333-11597 and
333-05575.



ARTHUR ANDERSEN LLP


Denver, Colorado,
January 7, 2002.